RESIGNATION

     Having first attended a meeting of the Board of Directors of Austin Funding.com Corporation (the "Corporation"), at which Anthony ("Tony") Wenzel, was elected to serve as President of the Corporation, President of each subsidiary of the Corporation, and Director of the Corporation, the undersigned hereby resign as Directors and Officers of the Corporation and of each subsidieary of the Corporation, such resignations to be effective immediately.

        SIGNED this the 13th day of October, 2000, at 5:00 o'clock, p.m.


                                                /s/   SHAWN STEWART
                                                -------------------------------



                                                /S/   JOE SHAFFER
                                                -------------------------------